UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2009

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 20, 2009, NewMarket Corporation (the “Company”) entered into a Joinder Agreement (the “Agreement”) with Citizens Bank of Pennsylvania (“Citizens Bank”) and SunTrust Bank as administrative agent. The Joinder Agreement adds Citizens Bank as an additional Lender under the Company’s Second Amended and Restated Revolving Credit Agreement dated as of December 21, 2006 (as amended) (the “Credit Agreement”). Pursuant to the terms of the Joinder Agreement, Citizens Bank agreed to provide a $10 million commitment under the Credit Agreement.

As a result of the Joinder Agreement, the total facility commitment under the Credit Agreement is $129.25 million.

The Joinder Agreement contains representations, warranties, terms and conditions customary for transactions of this type.

This summary of the Joinder Agreement is qualified in its entirety by reference to the Joinder Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 2.02.	Results of Operations and Financial Condition.

On April 22, 2009, the Company issued a press release regarding its earnings for the first quarter ended March 31, 2009. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

On April 23, 2009, the Company issued a press release reporting that the Company’s Board of Directors had declared a dividend of 25 cents per share of the Company’s common stock, payable on July 1, 2009 to the Company’s shareholders of record as of June 15, 2009. This represents an increase of 5 cents per share over the previously paid dividend. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

10.1	Joinder Agreement dated April 20, 2009.

99.1	Press release regarding earnings issued by the Company on April 22, 2009.

99.2	Press release regarding dividend issued by the Company on April 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2009

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description
10.1	Joinder Agreement dated April 20, 2009.

99.1	Press release regarding earnings issued by the Company on April 22, 2009.

99.2	Press release regarding dividend issued by the Company on April 23, 2009.